UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (date of earliest event reported)    July 27, 2005
                                                 -------------------------------

                          FOOTHILL INDEPENDENT BANCORP
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             (Exact name of registrant as specified in its charter)


           Delaware                   0-11337               95-3815805
---------------------------------  --------------  -----------------------------
  (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)



    510 South Grand Avenue, Glendora, California                 91741
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      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:     (626) 963-8551
                                                           ---------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(C))

Item 8.01    Other Events

     On July 27, 2005, Foothill Independent Bancorp announced that its Board of Directors had approved a 15% increase in its regular quarterly cash dividend to $0.15 per share of common stock from $0.13 per share.

     A copy of the Company's press release, announcing this increase, is attached as Exhibit 99.1. Among other things, that press release references risks and other factors, described in the Company's periodic reports filed with the Securities and Exchange Commission, that could affect the Company's future financial performance and its ability to pay dividends in the future. As described in those periodic reports, although there are no plans to reduce the amount or terminate the payment of cash dividends, there can be no assurance that the amount or frequency of cash dividends will not have to be reduced or that cash dividends will not have to be suspended, in the future, as this will depend on such factors as economic and market conditions, the Company's future financial performance and financial condition and its needs for capital.


Item 9.01    Financial Statements and Exhibits.

       The following exhibit is attached to this Report:

       Exhibit 99.1: Press Release issued July 27, 2005, announcing that Foothill Independent Bancorp had increased its quarterly cash dividend by 15% to $0.15 per share of common stock.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FOOTHILL INDEPENDENT BANCORP



Date: August 2, 2005                           By:    /s/ CAROL ANN GRAF
                                                   -----------------------------
                                                      Carol Ann Graf
                                                      Chief Financial Officer




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


                                INDEX TO EXHIBITS



   EXHIBIT NO.                               DESCRIPTION
-----------------    -----------------------------------------------------------

      99.1 Press Release issued July 27, 2005, announcing that Foothill Independent Bancorp had increased its quarterly cash dividend by 15% to $0.15 per share of common stock.




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